UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

In connection with the solicitation of proxies with respect to the proposals (the “Proposals”) set forth in the definitive proxy statement of KBS Real Estate Investment Trust, Inc. (the “Company”), the Company distributed the following: (i) a letter to the Company’s stockholders who have received a mailing of the Company’s proxy materials and whose votes on the Proposals the Company had not received as of the date of this filing (“Letter 1”), and (ii) a letter to the Company’s stockholders who have received an email providing the Company’s proxy materials and whose votes on the Proposals the Company had not received as of the date of this filing (“Letter 2”). Letter 1 and Letter 2 are below.

Your Vote is Needed

December     , 2016

Dear Stockholder,

KBS Real Estate Investment Trust will hold its Annual Meeting of Stockholders on January 27, 2017.

By now you have received a proxy package, or access to an electronic proxy package, from us concerning the Annual Meeting but our records indicate we have not received your vote. At the Annual Meeting, we will be seeking your approval of: (i) a plan of complete liquidation and dissolution of the KBS Real Estate Investment Trust (the “Plan of Liquidation”, and the proposal, the “Plan of Liquidation Proposal,”), (ii) certain amendments to our Articles of Amendment and Restatement, (iii) the election of five directors, (iv) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (v) a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and (b) subsequently, to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the Annual Meeting, if necessary.

The principal purpose of the Plan of Liquidation is to maximize stockholder value by selling our assets, paying our debts and distributing the net proceeds from liquidation to our stockholders.

The KBS Real Estate Investment Trust board of directors has already voted unanimously to approve all of the above-referenced proposals.

We are very excited about the Plan of Liquidation Proposal and what approval of this proposal by our stockholders at the Annual Meeting could mean for our stockholders. Please see the proxy statement for more information about the proposals to be considered at the Annual Meeting. We encourage you to vote your shares regarding each of the proposals by January 26, 2017 so that your vote can be counted.

Voting by one of the following methods is quick and easy. If convenient for you, please call us or vote online so that your vote will be received in time for the Annual Meeting on January 27, 2017.

Call 1-800-690-6903. This automated line is available at any time. Please have your proxy card with control number available. If you do not have control number, please call 1-855-723-7816 to speak with a proxy specialist.

Vote by mail by completing, signing and dating the enclosed proxy ballot and returning it in the pre-paid envelope provided in this package.

Vote by Internet at www.proxyvote.com and enter the control number on the proxy card and follow the prompts.

Please help us by voting your shares as soon as possible. Thank you in advance for your vote.

Sincerely,

Charles J. Schreiber, Jr. Chairman of the Board and Chief Executive Officer

IMPORTANT INFORMATION FOR STOCKHOLDERS

Additional Information and Where to Find It

On November 10, 2016, KBS Real Estate Investment Trust, Inc. (the “REIT”) filed a definitive proxy statement for its annual meeting of stockholders with the Securities and Exchange Commission (the “SEC”) and on or about November 21, 2016, the REIT mailed a copy of the definitive proxy statement, along with a proxy card and the REIT’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) to all of its stockholders. The definitive proxy statement contains information about the proposals to be voted on by the REIT’s stockholders at the annual meeting of stockholders, including information relating to the Plan of Liquidation Proposal (as defined in the definitive proxy statement). This correspondence does not constitute a solicitation of any vote or proxy from any stockholder of the REIT. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE REIT’s STOCKHOLDERS AT THE ANNUAL MEETING OF STOCKHOLDERS. Stockholders may obtain a copy of the definitive proxy statement and other relevant documents, including the Annual Report, free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the REIT’s website at www.kbsreit.com, or by directing a request by mail as follows:

• Regular mail: KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, MO 64121-9015.

• Overnight mail: KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

Participants in this Solicitation

The REIT, its directors and executive officers, KBS Capital Advisors LLC, the REIT’s external advisor (the “Advisor”) and the Advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the REIT’s stockholders with respect to the proposals to be voted on at the annual meeting of stockholders, including the Plan of Liquidation Proposal. Information regarding the REIT, its directors and executive officers and the Advisor, including detailed information regarding the interests of such entities or persons in the solicitation, is included in the definitive proxy statement in connection with the annual meeting of stockholders. Stockholders may obtain the definitive proxy statement and other relevant documents free of charge as described above.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The REIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology used for the REIT’s properties that were appraised as part of the valuation process (the “Appraised Properties”) assumes the Appraised Properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to the independent third-party real estate valuation firm that appraised the Appraised Properties, and the valuation estimates used in calculating the estimated value per share, with respect to the appraiser, the Advisor and the REIT, are the respective party’s best estimates, the REIT can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the estimated value per share.

If the Plan of Liquidation Proposal is approved by the REIT’s stockholders, there are many factors that may affect the amount of liquidating distributions the REIT will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office, industrial and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising after the date of the definitive proxy statement. No assurance can be given as to the amount of liquidating distributions the REIT will ultimately pay to its stockholders. If the REIT underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the REIT’s stockholders could be less than estimated.

Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the REIT’s ability to maintain occupancy levels and lease rates at its real estate properties; the REIT’s ability to sell its real estate properties at the times and at the prices it expects; the ability of the REIT to make strategic asset sales to make required amortization payments and principal payments on its debt obligations and to fund its short and long-term liquidity needs; the REIT’s ability to successfully operate and sell certain of its properties given the concentration of these properties in the financial services sector; the borrowers under the REIT’s real estate loan investments continuing to make required payments under the loan documents; the REIT’s ability to successfully negotiate modifications, extensions or refinancings of its debt obligations; the Advisor’s limited experience operating and selling bank branch properties; and other risks identified in the definitive proxy statement, in Part I, Item 1A of the Annual Report and in Part II, Item 1A of the REIT’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, each as filed with the SEC. Actual events may cause the value and returns on the REIT’s investments to be less than that used for purposes of the REIT’s estimated value per share.

Your Vote is Needed

December     , 2016

Dear Stockholder,

KBS Real Estate Investment Trust will hold its Annual Meeting of Stockholders on January 27, 2017.

We recently contacted you via email regarding the KBS Real Estate Investment Trust Annual Meeting but our records indicate you have not voted yet your shares. Because your participation is critical, we have enclosed with this letter a proxy card on which you may indicate how you want your shares voted at the Annual Meeting. Your email delivery preference for various account documents and future proxy materials remains unaffected.

At the Annual Meeting, we will be seeking your approval of: (i) a plan of complete liquidation and dissolution of the KBS Real Estate Investment Trust (the “Plan of Liquidation”, and the proposal, the “Plan of Liquidation Proposal,”), (ii) certain amendments to our Articles of Amendment and Restatement, (iii) the election of five directors, (iv) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and (v) a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the Annual Meeting, and (b) subsequently, to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the Annual Meeting, if necessary.

The principal purpose of the Plan of Liquidation is to maximize stockholder value by selling our assets, paying our debts and distributing the net proceeds from liquidation to our stockholders.

The KBS Real Estate Investment Trust board of directors has already voted unanimously to approve all of the above-referenced proposals.

We are very excited about the Plan of Liquidation Proposal and what approval of this proposal by our stockholders at the Annual Meeting could mean for our stockholders. Please see the proxy statement for more information about the proposals to be considered at the Annual Meeting. We encourage you to vote your shares regarding each of the proposals by January 26, 2017 so that your vote can be counted.

Voting by one of the following methods is quick and easy. If convenient for you, please call us or vote online so that your vote will be received in time for the Annual Meeting on January 27, 2017.

Call 1-800-690-6903. This automated line is available at any time. Please have your proxy card with control number available. If you do not have control number, please call 1-855-723-7816 to speak with a proxy specialist.

Vote by mail by completing, signing and dating the enclosed proxy ballot and returning it in the pre-paid envelope provided in this package.

Vote by Internet at www.proxyvote.com and enter the control number on the proxy card and follow the prompts.

Please help us by voting your shares as soon as possible. Thank you in advance for your vote.

Sincerely,

Charles J. Schreiber, Jr. Chairman of the Board and Chief Executive Officer

IMPORTANT INFORMATION FOR STOCKHOLDERS

Additional Information and Where to Find It

On November 10, 2016, KBS Real Estate Investment Trust, Inc. (the “REIT”) filed a definitive proxy statement for its annual meeting of stockholders with the Securities and Exchange Commission (the “SEC”) and on or about November 21, 2016, the REIT mailed a copy of the definitive proxy statement, along with a proxy card and the REIT’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) to all of its stockholders. The definitive proxy statement contains information about the proposals to be voted on by the REIT’s stockholders at the annual meeting of stockholders, including information relating to the Plan of Liquidation Proposal (as defined in the definitive proxy statement). This correspondence does not constitute a solicitation of any vote or proxy from any stockholder of the REIT. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE REIT’s STOCKHOLDERS AT THE ANNUAL MEETING OF STOCKHOLDERS. Stockholders may obtain a copy of the definitive proxy statement and other relevant documents, including the Annual Report, free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the REIT’s website at www.kbsreit.com, or by directing a request by mail as follows:

• Regular mail: KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, MO 64121-9015.

• Overnight mail: KBS Real Estate Investment Trust, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

Participants in this Solicitation

The REIT, its directors and executive officers, KBS Capital Advisors LLC, the REIT’s external advisor (the “Advisor”) and the Advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the REIT’s stockholders with respect to the proposals to be voted on at the annual meeting of stockholders, including the Plan of Liquidation Proposal. Information regarding the REIT, its directors and executive officers and the Advisor, including detailed information regarding the interests of such entities or persons in the solicitation, is included in the definitive proxy statement in connection with the annual meeting of stockholders. Stockholders may obtain the definitive proxy statement and other relevant documents free of charge as described above.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The REIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology used for the REIT’s properties that were appraised as part of the valuation process (the “Appraised Properties”) assumes the Appraised Properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to the independent third-party real estate valuation firm that appraised the Appraised Properties, and the valuation estimates used in calculating the estimated value per share, with respect to the appraiser, the Advisor and the REIT, are the respective party’s best estimates, the REIT can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the estimated value per share.

If the Plan of Liquidation Proposal is approved by the REIT’s stockholders, there are many factors that may affect the amount of liquidating distributions the REIT will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office, industrial and bank branch properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising after the date of the definitive proxy statement. No assurance can be given as to the amount of liquidating distributions the REIT will ultimately pay to its stockholders. If the REIT underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the REIT’s stockholders could be less than estimated.

Forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the REIT’s ability to maintain occupancy levels and lease rates at its real estate properties; the REIT’s ability to sell its real estate properties at the times and at the prices it expects; the ability of the REIT to make strategic asset sales to make required amortization payments and principal payments on its debt obligations and to fund its short and long-term liquidity needs; the REIT’s ability to successfully operate and sell certain of its properties given the concentration of these properties in the financial services sector; the borrowers under the REIT’s real estate loan investments continuing to make required payments under the loan documents; the REIT’s ability to successfully negotiate modifications, extensions or refinancings of its debt obligations; the Advisor’s limited experience operating and selling bank branch properties; and other risks identified in the definitive proxy statement, in Part I, Item 1A of the Annual Report and in Part II, Item 1A of the REIT’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, each as filed with the SEC. Actual events may cause the value and returns on the REIT’s investments to be less than that used for purposes of the REIT’s estimated value per share.